Cash, Cash Equivalents and Investments - Contractual Maturities of Available-for-Sale Investments (Detail) $ in Millions	Feb. 29, 2016 USD ($)
Cash and Cash Equivalents [Abstract]
Due in one year or less, Cost Basis	$ 1,822
Due in one to five years, Cost Basis	127
Due after five years, Cost Basis	17
Total, Cost Basis	1,966
Due in one year or less, Fair Value	1,823
Due in one to five years, Fair Value	127
Due after five years, Fair Value	19
Total, Fair value	$ 1,969